TIAA-CREF FUNDS

SUPPLEMENT NO. 1
Dated October 15, 2009
to the
Bond Index Fund
September 14, 2009 Institutional Class Prospectus

REVISION TO INSTITUTIONAL CLASS ELIGIBILITY FOR THE BOND INDEX FUND (THE “FUND”)

     With respect to investors that are required to make a minimum initial investment in the Fund, such minimum is $10 million, not $2 million. Thus, the first sentence of the first full paragraph on page 17 of the Prospectus should be replaced with the following:

     “With respect to the categories of investors listed below, a $10 million minimum initial investment is required to purchase Institutional Class shares of the Fund:”

52542 A12034 (10/09)